 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2014

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-53894 (Commission File Number)	27-0455607 (I.R.S. Employer Identification No.)

3801 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

(702) 739-3530

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.03 below is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective November 21, 2014, Tropicana Las Vegas, Inc. (“the Company”) a wholly-owned subsidiary of Tropicana Las Vegas Hotel and Casino, Inc., entered into a Master Lease Agreement to finance new equipment and improvements in the Tropicana Pavilion convention space. The capital lease is structured to cover up to $3.0 million based on the final cost of the project including furniture, fixtures and equipment. Monthly payments are 3.4% of the amount financed estimated to be $102,000 based on total financing of $3.0 million. This obligation covers a thirty month period with an automatic extension of 6 months if the Company does not elect to return the equipment or exercise the buy-out option prior to 150 days of the lease termination date. After the automatic extension of six months, all equipment and improvements under the capital lease become the property of the Company, free and clear of any encumbrances.

If the Company exercises the buyout option prior to 150 days of the lease termination date, the Company and lessor will negotiate a purchase value. If the Company and lessor cannot reach an agreement on the purchase value, then the lease will automatically extend for the six months as noted above, and all equipment and improvements under the capital lease become the property of the Company, free and clear of any encumbrances. The lease also provides for an early termination buyout within the first twenty-four months of the lease. Under the early termination buyout, the Company has the option to pay all remaining payments under the lease including the six month extension period at a discount of 7%.

The capital lease contains the customary lease covenants and events of default. The capital lease is a triple net lease and the property is required to be maintained to the lessor reasonable satisfaction. The parent company, Tropicana Las Vegas Hotel and Casino, Inc., and its immediate holding company, Tropicana Las Vegas Intermediate Holdings, Inc., were required to provide the lessor with continuing and unconditional guaranty.

The foregoing disclosure is qualified in its entirety by reference to Master Lease Agreement which is included in Exhibit 10.12 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.12	Master Lease Agreement dated November 21, 2014 by and between Tropicana Las Vegas, Inc. and Onset Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tropicana Las Vegas Hotel and Casino, Inc.

Date: November 21, 2014	By:	/s/ Joanne M. Beckett
Name: Joanne M. Beckett
Title: Vice President, General Counsel and Corporate Secretary